UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2025

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 W 57th St, #33B New York, New York 10019

(Address of Principal Executive Offices)

972- 4-770-6377

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	DRIO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2025, DarioHealth Corp. (the “Company”), upon obtaining the vote of a majority of the holders of the relevant classes of preferred stock, filed an Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Company’s Series C Preferred Stock (the “Series C Certificate of Designation”), an Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Company’s Series C-1 Preferred Stock (the “Series C-1 Certificate of Designation”), and an Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of the Company’s Series C-2 Preferred Stock (the “Series C-2 Certificate of Designation”, collectively with the Series C Certificate of Designation and the Series C-1 Certificate of Designation, the “Series C Certificates of Designation”), all with the Secretary of State of the State of Delaware.

The Series C Certificates of Designation were amended to extend the mandatory conversion period from fifteen (15) to twenty-four (24) months from the original issue date. The Company will issue a dividend equal to fifteen percent (15%) of the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock, Series C-1 Preferred Stock and/or Series C-2 Preferred Stock then held by such holder for each full quarter anniversary of holding following the filing of the Series C Certificates of Designation with the Secretary of State of the State of Delaware.

The filing of the Series C Certificates of Designation was intended to amend and restate the terms mentioned above, and no additional securities were issued or sold as a result.

The forgoing description of the Company’s Series C Certificate of Designation, Series C-1 Certificate of Designation and Series C-2 Certificate of Designation are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 3.1, 3.2, and 3.3 to this Current Report on Form 8-K, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series C Preferred Stock of DarioHealth Corp.
3.2	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series C-1 Preferred Stock of DarioHealth Corp.
3.3	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series C-2 Preferred Stock of DarioHealth Corp.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2025	DARIOHEALTH CORP.

	By:	/s/ Chen Franco-Yehuda
		Name:	Chen Franco-Yehuda
		Title:	Chief Financial Officer, Treasurer, and Secretary